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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 205498

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: February 7, 2002
                        (Date of earliest event reported)


                            eResearchTechnology, Inc.
           -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             Delaware                    0-29100               22-3264604
----------------------------           -----------         -------------------
(State or other jurisdiction           (Commission          (I.R.S. Employer
    of incorporation)                  File Number)        Identification No.)


30 South 17th Street, Philadelphia, PA                               19103
--------------------------------------------------                 ----------
(Address of principal executive offices)                           (Zip Code)




                                  215-972-0420
        ----------------------------------------------------------------
              (Registrant's telephone number, including area code)




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Item 5.     OTHER EVENTS

5.1 Attached hereto as Exhibit 99.1 and incorporated by reference herein is financial information for eResearchTechnology, Inc. for the quarter and year ended December 31, 2001 and forward-looking statements relating to 2002 as presented in a press release of February 7, 2002.


Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               99.1 Fourth Quarter 2001 Earnings Press Release dated February 7, 2002.





                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               eResearchTechnology, Inc.
                                               (Registrant)


Date:         February 7, 2002                 By:    /s/   Bruce Johnson
                                               ----------------------------
                                               Bruce Johnson
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)